UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2014 (December 8, 2014)

AdvanSource Biomaterials Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28034	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

229 Andover Street, Wilmington, Massachusetts,	01887
(Address of Principal Executive Offices)	(Zip Code)

(978) 657-0075
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2014, Mr. David Volpe resigned as the Chief Financial Officer of AdvanSource Biomaterials Corporation for personal reasons. Mr. Volpe’s resignation letter is included as Exhibit 99.1 herein.

Item 7.01.

Regulation FD Disclosure

See Item 5.02 of this Form 8-K.

The information included in this Current Report on Form 8-K is being furnished under Item 7.01, “Regulation FD Disclosure,” of Form 8-K.  As such, the information herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Letter of Resignation of David Volpe as Chief Financial Officer dated December 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANSOURCE BIOMATERIALS CORPORATION

By:  /s/ Michael F. Adams____

Michael F. Adams

President & CEO

Dated:  December 11, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter of Resignation of David Volpe as Chief Financial Officer dated December 8, 2014.